                                                               [Amendment No. 6]

                                  May 20, 1996

Brown Brothers Harriman & Co.
59 Wall Street
New York, NY 10005
Attn: Jeffrey C. Lockwood

Coutts & Co.
440 Strand
London WC2R OQS
Attn: A.D. Hills

NBD Bank
611 Woodward Avenue
Detroit, Michigan 48226
Attn: Thomas A. Levasseur

SunTrust Bank, Atlanta
25 Park Place
24th Floor, Center 120
Atlanta, Georgia 30303
Attn: Jennifer L. McClure

Comerica Bank - Texas
8828 Stemmons Freeway, Suite 441
Dallas, Texas 75247
Attn: David B. Terry

     Re: Credit Agreement dated as of March 31, 1994, by and among Vari-Lite, Inc. ("VLI"), Showco, Inc. ("SHOWCO"), Vari-Lite Asia, Inc. ("VLA"), Vari-Lite Europe Limited ("VLE"), Theatre Projects Lighting Services Limited ("THEATRE PROJECTS") and Brilliant Stages Limited ("BRILLIANT STAGES") (VLI, Showco, VLA, VLE, Theatre Projects and Brilliant Stages are sometimes referred to herein individually as a "BORROWER" and collectively as "BORROWERS"), Vari-Lite International, Inc. ("VLH"), Vari-Lite Europe Holdings Limited ("VLEH"), Brown Brothers Harriman & Co. ("BBH"), Coutts & Co. ("COUTTS"), NBD Bank, N.A. (the name of which is now NBD Bank, a Michigan banking corporation)("NBD"), Trust Company Bank (the name of which is now SunTrust Bank, Atlanta) ("TRUST CO.") and Comerica Bank-Texas ("COMERICA") (BBH, Coutts, NBD, Trust Co. and Comerica are hereinafter individually referred to as "LENDER" and collectively referred to as "LENDERS"), and BBH in its capacity as agent for Lenders (in such capacity, the "AGENT"), as amended by (a) that certain letter agreement dated July 1, 1994, marked "[Amendment No. 1]", among the Borrowers, the Guarantors, the Lenders and the Agent, (b) that certain letter agreement dated September 30, 1994 marked "[Amendment No. 2]" among the Borrowers, VLH, VLEH, Ignition! Creative Group, Inc. ("ICG") and Irideon, Inc. ("IRIDEON") (VLH, VLEH, ICG and Irideon are sometimes referred to herein collectively as "GUARANTORS"), the Lenders and the Agent, (c) that certain letter agreement

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May 20, 1996
Page 2

          dated February 22, 1995 marked "[Amendment No. 3]" among the Borrowers, the Guarantors, the Lenders and the Agent, (d) that certain letter agreement dated November 22, 1995 marked "[Amendment No. 4]" among the Borrowers, the Guarantors, the Lenders and the Agent and
          (e) that certain letter agreement dated December 18, 1995 marked "[Amendment No. 5]" among the Borrowers, the Guarantors, the Lenders and the Agent (the "CREDIT AGREEMENT"). Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement.

Gentlemen:

     As you are aware, the Borrowers and Guarantors have requested that (a) the Dollar Revolver Commitment be amended to allow Borrowings in Yen with a sublimit of $6,000,000 and (b) Section 2.6(a) of the Credit Agreement be amended to eliminate the requirement that FX Obligations have a maturity of no more than one year.

     The Borrowers and the Guarantors have requested that the Agent and Lenders execute this letter agreement (hereinafter, "AMENDMENT NO. 6") in the space indicated below to evidence their agreement to the modifications and amendments contained herein.

     For valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, the Guarantors, the Lenders and the Agent agree, subject to the satisfaction of each condition precedent set forth in Section 3 of this Amendment No. 6, to the following:

     1.   AMENDMENTS TO DOLLAR REVOLVER COMMITMENT.

          a.   DEFINITIONS.

               I. All references to the term "Dollar Revolver" in the Credit Agreement and the other Loan Documents shall be replaced by the term "Multicurrency Revolver", and in particular (without limitation) each of the following definitions in Exhibit A to the Credit Agreement shall be amended to reflect such change in nomenclature, as follows:

               Original definitions:

               "DOLLAR REVOLVER" means the revolving credit facilities available to VLI and Showco pursuant to the Dollar Revolver Commitment.

               "DOLLAR REVOLVER COMMITMENT"  has the meaning specified in
SECTION 2.1(a).

               "DOLLAR REVOLVER LENDERS" means BBH, Comerica, NBD and Trust Co. and their respective successors and assigns.

               "DOLLAR REVOLVER LOANS" shall mean the Revolver Loans of the Dollar Revolver Lenders pursuant to SECTION 2.1(a) hereof.

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May 20, 1996
Page 3

               Amended Definitions:

               "MULTICURRENCY REVOLVER" means the revolving credit facilities available to VLI and Showco pursuant to the Multicurrency Revolver Commitment.

               "MULTICURRENCY REVOLVER COMMITMENT"  has the meaning specified in
SECTION 2.1(a).

               "MULTICURRENCY REVOLVER LENDERS" means BBH, Comerica, NBD and Trust Co. and their respective successors and assigns.

               "MULTICURRENCY REVOLVER LOANS" shall mean the Revolver Loans of the Multicurrency Revolver Lenders pursuant to SECTION 2.1(a) hereof.

               ii.  The following definitions shall be added to Exhibit A:

               "EUROYEN INTEREST PERIOD" shall mean the period of time for which the Euroyen TIBOR Rate shall be in effect as to any Multicurrency Revolver Loan denominated in Yen, commencing with the date of the Borrowing, if applicable, or the expiration date of the immediately preceding Euroyen Interest Period and ending on the effective date of any rate change or rate continuation made as provided in SECTION 4.4 as a Borrower may specify in a Notice of Continuation/Conversion, subject, however, to the early termination provisions provided herein; PROVIDED, HOWEVER, that (i) any Euroyen Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Euroyen Interest Period shall end on the next preceding Business Day, (ii) each Euroyen Interest Period shall be ninety (90) days in length, or be of such other length as the Borrower and Agent may mutually agree; (iii) a Euroyen Interest Period may not be selected for any Loan if such period would terminate later than the Maturity Date; and (iv) a Euroyen Interest Period may not be selected for any Loan if such period would terminate beyond a date on which a scheduled payment of principal on such Loan is required.

               "EUROYEN TIBOR RATE" shall mean, with respect to any Euroyen Interest Period, the rate for Euroyen for a period comparable to the relevant Euroyen Interest Period which appears as the "Euro Yen TIBOR" rate on the Bloomberg Financial Markets service at TIBOEY ("Index" key) or, if the Bloomberg service is unavailable, the rate which appears on the Reuters Screen "TIJPY=" Page, each as of 10:00 a.m. New York time two (2) Business Days (which shall also be Business Days in London and Tokyo) preceding the first day of the relevant Euroyen Interest Period.

          b. Section 2.1(a) of the Credit Agreement shall be, and is hereby amended to read in full as follows:

          "2.1 MULTICURRENCY REVOLVER LOANS.

               (a)  MULTICURRENCY REVOLVER COMMITMENT.

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May 20, 1996
Page 4

                    Upon the terms and conditions and relying upon the representations and warranties herein set forth, each Multicurrency Revolver Lender severally and not jointly agrees to make Multicurrency Revolver Loans, in Dollars or in Yen, to VLI (each, a "VLI REVOLVER LOAN") and to Showco (each, a "SHOWCO REVOLVER LOAN"), on any one or more Business Days prior to the Maturity Date in an amount not to exceed such Lender's PRO RATA Percentage of the Dollar Equivalent of THIRTEEN MILLION DOLLARS ($13,000,000) (such amount, as it may be reduced from time to time pursuant to SECTION 6.5, being the "MULTICURRENCY REVOLVER COMMITMENT") in the manner provided in SECTION 3.2; PROVIDED that the aggregate amount of VLI Revolver Loans and Showco Revolver Loans outstanding from the Multicurrency Revolver Lenders at any time shall not exceed the Multicurrency Revolver Commitment, and PROVIDED, FURTHER, that the aggregate outstanding Dollar Equivalent of VLI Revolver Loans and Showco Revolver Loans denominated in Yen shall not exceed SIX MILLION DOLLARS ($6,000,000) (the "MULTICURRENCY REVOLVER SUBLIMIT"). Within such limits and during such period and subject to the terms and conditions of this Agreement, VLI and Showco may borrow, repay and reborrow hereunder."

          c. Section 3.1(a) of the Credit Agreement shall be, and is hereby amended to read in full as follows:

          "3.1 NOTICE OF REVOLVER BORROWING AND REPAYMENT.

               (a) When VLI or Showco desires to borrow pursuant to SECTION 2.1(a), VLI or Showco, as the case may be, shall deliver to the Agent a notice thereof, either telephonically or in writing, no later than 10:00 a.m. (New York time) (i) in the case of Multicurrency Revolver Loans denominated in Yen, on the third Business Day immediately preceding the proposed Borrowing Date or (ii) in the case of Multicurrency Revolver Loans denominated in Dollars, on the Business Day immediately preceding the proposed Borrowing Date, specifying, (w) the proposed Borrowing Date (which shall be a Business Day), (x) the amount and the currency of the proposed Borrowing (which shall be in an aggregate amount of not less than $100,000, and increments thereof, or, if advanced in Yen, in an amount of Yen having a Dollar Equivalent, on the Borrowing Date, substantially equal to $500,000, and increments thereof), (y) the availability remaining under the Multicurrency Revolver Commitment (before such Borrowing is accounted for), and (z) instructions for the disbursement of the proceeds of the Borrowing. Any written notice shall be in the form of EXHIBIT 3.1 attached hereto (a "NOTICE OF REVOLVER BORROWING"), and any telephonic notice shall be promptly followed by Showco's or VLI's (as the case may be) delivery to Agent of a Notice of Revolver Borrowing. Any telephone notice shall be deemed a representation and warranty by Showco (or VLI as the case may be) of the accuracy of the information which should be contained in a Notice of Revolver Borrowing. Any written Notice of Revolver Borrowing may be delivered by facsimile. The Agent shall not incur liability to the Borrowers or other Lenders in acting upon any telephonic or facsimile notice which the Agent believes in good faith to have been given by VLI or Showco, or for otherwise acting in good faith under this SECTION."

          d. Section 3.2(a) of the Credit Agreement shall be, and is hereby amended to replace the phrase "on the day immediately preceding the proposed Borrowing Date" in the first sentence, with

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May 20, 1996
Page 5

the phrase "(i) in the case of Multicurrency Revolving Loans denominated in Dollars, on the day immediately preceding the proposed Borrowing Date and (ii) in the case of Multicurrency Revolving Loans denominated in Yen, on the third Business Day preceding the proposed Borrowing Date".

          e. Section 5.2 of the Credit Agreement shall be, and is hereby amended to read in full as follows:

          "5.2.     INTEREST ON REVOLVER LOANS.

               (a) The Multicurrency Revolver Loans denominated in Dollars shall bear interest on the unpaid principal amount thereof from time to time outstanding at an interest rate equal to the lesser of (a) Agent's Base Rate, PLUS one percent (1.0%) or (b) the Highest Lawful Rate.
     Interest shall be payable on each Interest Payment Date, in arrears, and on the Maturity Date.

               (b) The Sterling Revolver Loans shall bear interest on the unpaid principal amount thereof from time to time outstanding at an interest rate equal to the lesser of (a) LIBOR, PLUS two percent (2.0%) or
     (b) the Highest Lawful Rate. Interest shall be payable on each Interest Payment Date, in arrears, and on the Maturity Date.

               (c) The Multicurrency Revolver Loans denominated in Yen shall bear interest on the unpaid principal amount thereof from time to time outstanding at an interest rate equal to the lesser of (i) the Euroyen TIBOR Rate, PLUS three and one-half percent (3.5%) or (ii) the Highest Lawful Rate. Interest shall be payable on each Interest Payment Date, in arrears, and on the Maturity Date."

          f. Section 6.5 of the Credit Agreement shall be, and hereby is, amended and supplemented by (a) changing the heading to read "REDUCTION AND PREPAYMENT OF REVOLVING COMMITMENTS," (b) lettering the existing paragraph in
Section 6.5 as "(a)", (c) re-lettering the existing clauses "(a)" and "(b)" as "(i)" and "(ii)," and adding the phrase "the Dollar Equivalent of" before the figure "$200,000" in the clause currently lettered "(a)" and (d) adding new paragraphs "(b)" and "(c)" as follows:

          "(b) If the Agent determines that, as a result of fluctuations in exchange rates, the Dollar Equivalent of the outstanding principal amount of Multicurrency Revolver Loans denominated in Yen ever exceeds 100% of the Multicurrency Revolver Sublimit (a "SUBLIMIT EXCESS"), the Agent shall provide notice thereof to VLI and to Showco, and VLI and Showco shall make a mandatory principal prepayment, subject to Section 14.16(b), in Yen, of the amount of such excess within sixty (60) days after notice from Agent requesting such prepayment. Any Multicurrency Revolver Lender may request at any time that the Agent determine the Dollar Equivalent of the principal amount of all outstanding Multicurrency Revolver Loans denominated in Yen for the purposes of evaluating the need for prepayment under this
     SUBSECTION.    If a Sublimit Excess exists, Borrower may make a request to the Agent that the Lenders enter into an amendment to the Loan Documents to increase the amount of the Multicurrency Revolver Sublimit. Lenders may elect to enter into such an amendment in their sole discretion.

May 20, 1996
Page 6

          (c) If, on any day, the sum of the aggregate outstanding and unpaid principal balance of the Multicurrency Revolver Loans exceeds the Multicurrency Revolver Commitment, then Borrowers shall pay such excess to the Agent, for the benefit of Lenders, in immediately available funds, no later than three (3) Business Days after notice of such circumstance is given to Borrowers by Agent."

     2. AMENDMENT TO FX FACILITY. Section 2.6(a) of the Credit Agreement shall be, and is hereby amended to delete the words "of up to one year maximum maturity" in the first sentence.

     3. CONDITIONS PRECEDENT. Each of the modifications and amendments set forth herein is subject to the satisfaction of each of the following conditions precedent:

          a. Each Multicurrency Revolver Lender shall have received a modification and renewal Revolver Note jointly and severally executed and delivered by Showco and VLI which shall be (i) dated the date hereof; (ii) in the principal amount of such Multicurrency Revolver Lender's PRO RATA Percentage of the Multicurrency Revolver Commitment; (iii) be substantially in the form of
EXHIBIT 1 to this Amendment No. 6 with the blanks appropriately filled; (iv) payable to the order of such Multicurrency Revolver Lender on the Maturity Date; and (v) subject to acceleration upon the occurrence of an Event of Default.
Upon receipt by each Multicurrency Revolver Lender of the modification and renewal Revolver Note to be delivered to it pursuant to this Section 3.a., such Multicurrency Revolver Lender shall return to VLI (for the benefit of VLI and Showco) the Revolver Note presently held by such Multicurrency Revolver Lender evidencing such Multicurrency Revolver Lender's PRO RATA Percentage of the Multicurrency Revolver Commitment prior to giving effect to this Amendment No. 6, duly marked "Replaced."

          b. The Agent shall have received such other documents as it may reasonably request.

          c. The Borrowers shall have paid to the Agent for the account of each Lender an amendment fee which shall be distributed by the Agent to the Multicurrency Revolver Lenders in accordance with the following table:

               Lender         Amendment Fee
               ------         -------------
               BBH                $6,000
               NBD                $6,000
               Comerica           $4,000
               Trust Co.          $4,000

The fees described in this Section represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit and do not constitute compensation for the use, detention or forbearance of money, and the obligation of the Borrowers to pay such fees shall be in addition to, and not in lieu of, the obligation of any Borrower to pay interest, other fees described in the Agreement, and expenses described in the Agreement. All such fees shall be part of the Obligations and shall be nonrefundable.

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May 20, 1996
Page 7

          d. The Borrowers and Guarantors shall pay, at closing, all reasonable costs and expenses of Agent (including, without limitation, all reasonable fees, costs and expenses of Agent's legal counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 6, and all previously-invoiced fees, costs, and expenses.

     4. REPRESENTATIONS AND WARRANTIES. In order to induce each Lender to enter into this Amendment No. 6, each Borrower and each Guarantor hereby represents and warrants to each Lender as follows:

          a. The representations and warranties of the Borrowers and VLH contained in Article 8 of the Credit Agreement (except for those Sections or parts thereof which, by their terms, relate to a specified date) are true and correct in all material respects on and as of the date hereof, as though made on and as of such date.

          b. No event has occurred and is continuing, or would result from the execution of this Amendment No. 6 (and after giving effect to the provisions hereof), which, absent this Amendment, constitutes a Default or Event of Default.

          c. No material adverse change has occurred with respect to the financial condition, business, properties or operations of the Vari-Lite Corporate Group, on a consolidated basis, since the date of the most recent financial statements delivered to the Agent pursuant to Section 9.2 of the Credit Agreement.

          d. Each of the Borrowers and Guarantors executing this Amendment No. 6 is duly authorized and empowered to execute this Amendment No. 6, and the execution hereof will not violate any Governmental Requirement, the violation of which would have a Material Adverse Effect.

     5. REAFFIRMATION OF SECURITY DOCUMENTS AND GUARANTEES. Each Borrower and each Guarantor, after giving effect to the amendments set forth herein, hereby
(a) reaffirms each Guaranty and each Security Document previously executed and delivered by such Borrower or Guarantor (as applicable), (b) acknowledges and agrees that, to the extent the Guarantees and Security Documents executed and delivered by such Borrower or Guarantor (as applicable) guarantee, or secure payment of amounts outstanding under the Multicurrency Revolver Commitment, such Guarantees and Security Documents continue to secure payment of and guaranty (as applicable) amounts outstanding under the Multicurrency Revolver Commitment as redefined herein, and (c) reaffirms and acknowledges that the Guarantees and Security Documents executed and delivered by such Borrower or Guarantor (as applicable) continue to evidence the valid, binding and enforceable obligation of such Borrower or Guarantor (as applicable), subject only to applicable Debtor Laws.

     6. REAFFIRMATION OF CREDIT AGREEMENT. The Credit Agreement, as amended by this Amendment No. 6, is ratified and confirmed and all of the rights and powers created hereby or thereunder shall be and remain in full force and effect.

     7. NO UNINTENDED WAIVERS. The execution, delivery and effectiveness of this Amendment No. 6 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement, as amended hereby, or under any of the Loan Documents to which any Borrower or Guarantor is a party.

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May 20, 1996
Page 8

     8. EXPENSES OF AGENT. The Borrowers and the Guarantors agree to pay all reasonable costs and expenses of Agent (including, without limitation, all reasonable fees, costs and expenses of Agent's legal counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment No. 6 and all other Loan Documents executed in connection herewith.

     9. GOVERNING LAW. THIS AMENDMENT NO. 6 SHALL BE DEEMED TO BE AN AGREEMENT EXECUTED BY THE PARTIES HERETO UNDER THE LAWS OF THE STATE OF NEW YORK, AND SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW.

     10. COUNTERPARTS. This Amendment No. 6 shall become effective as of the date first written above when a counterpart of this Amendment No. 6 has been executed by all parties listed on the signature pages hereto. It is not necessary that all signatures appear on the same counterpart. Each such counterpart shall be deemed to be an original, and all counterparts, when taken together, shall constitute but one and the same instrument.

     11. COMPLETE AGREEMENT. THIS AMENDMENT NO. 6, TOGETHER WITH THE CREDIT AGREEMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     This Amendment No. 6 has been executed by the duly authorized officers of the Borrowers and the Guarantors. Please acknowledge your agreement to the terms and conditions contained herein by executing this Amendment No. 6 in the space indicated below.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                            SIGNATURE PAGE(S) FOLLOW.

                                    Very truly yours,

                                    BORROWERS:

                                    VARI-LITE, INC.


                                    By:  /s/ H.R. Burtsche III
                                       -------------------------------------
                                         H.R. Brutsche III
                                         President

                                    SHOWCO, INC.


                                    By:  /s/ Michael P. Herman
                                       -------------------------------------
                                         Michael P. Herman
                                         Vice President - Finance

                                    VARI-LITE ASIA, INC.


                                    By:  /s/ H.R. Brutsche III
                                       -------------------------------------
                                         H.R. Brutsche III
                                         Chairman of the Board and
                                         Representative Director

                                    VARI-LITE EUROPE LIMITED


                                    By:  /s/ H.R. Brutsche III
                                       -------------------------------------
                                         H.R. Brutsche III
                                         Director

                                    THEATRE PROJECTS LIGHTING SERVICES LIMITED


                                    By:  /s/ H.R. Brutsche III
                                       -------------------------------------
                                         H.R. Brutsche III
                                         Director

                                    BRILLIANT STAGES LIMITED


                                    By:  /s/ H.R. Brutsche III
                                       -------------------------------------
                                         H.R. Brutsche III
                                         Director

                                             Amendment No. 6 Signature Page

                                    GUARANTORS:

                                    VARI-LITE INTERNATIONAL, INC.


                                    By:  /s/ H.R. Brutsche III
                                       -------------------------------------
                                         H.R. Brutsche III
                                         President

                                    VARI-LITE EUROPE HOLDINGS LIMITED


                                    By:  /s/ H.R. Brutsche III
                                       -------------------------------------
                                         H.R. Brutsche III
                                         Director

                                    IGNITION! CREATIVE GROUP, INC.


                                    By:  /s/ Michael P. Herman
                                       -------------------------------------
                                         Michael P. Herman
                                         Vice President - Finance

                                    IRIDEON, INC.


                                    By:  /s/ H.R. Brutsche III
                                       -------------------------------------
                                         H.R. Brutsche III
                                         President

                                    CONCERT PRODUCTION LIGHTING, INC.


                                    By:  /s/ H.R. Brutsche III
                                       -------------------------------------
                                         H.R. Brutsche III
                                         President

ACKNOWLEDGED AND AGREED
as of the 20th day of May, 1996

AGENT:

PER PRO   BROWN BROTHERS HARRIMAN & CO.


     By:  /s/ W. Carter Sullivan
        -----------------------------
          W. Carter Sullivan
          Senior Manager

                                             Amendment No. 6 Signature Page

                                    LENDERS:

                                    PER PRO   BROWN BROTHERS HARRIMAN & CO.


                                         By:  /s/ W. Carter Sullivan
                                            -----------------------------------
                                              W. Carter Sullivan
                                              Senior Manager

                                         COUTTS & CO.


                                         By:  /s/ A.D. Hills
                                            -----------------------------------
                                              Name:   A.D. Hills
                                              Title:  Manager

                                         NBD BANK


                                         By:  /s/ Thomas A. Lavasseur
                                            -----------------------------------
                                              Name:   Thomas A. Lavasseur
                                              Title:  Vice President

                                         SUNTRUST BANK, ATLANTA
                                         (formerly known as Trust Company Bank)


                                         By:  /s/ John A. Fields Jr.
                                            -----------------------------------
                                              Name:   John A. Fields Jr.
                                              Title:  Vice President


                                         By:  /s/ Jeffrey A. Howard
                                            -----------------------------------
                                              Name:   Jeffrey A. Howard
                                              Title:  Corporate Banking Officer

                                         COMERICA BANK-TEXAS


                                         By:  /s/ David Terry
                                            -----------------------------------
                                              Name:   David Terry
                                              Title:  Corporate Banking Officer

                                             Amendment No. 6 Signature Page